UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2005 (December 26, 2005)
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-01532 (Commission File Number)	35-0918179 (IRS Employer Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Ex-10(as) Third Amendment to the Supplement Retirement Plan
Ex-10(at) Second Amendment to the Marsh Supermarkets,Inc. 1999 Senior Executive Supplemental Retirement Plan
Ex-10(au) Amendment to Employment Agreement, by and between the Company and Don E. Marsh, dated as of December 29, 2005
Ex-10(av) Amendment to Employment Agreement, by and between the Company and P. Lawrence Butt, dated as of December 29, 2005
Ex-10(aw) Amendment to Employment Agreement, by and between the Company and William L. Marsh, dated as of December 29, 2005

Item 1.01. Entry into a Material Definitive Agreement.
Amendment of Supplemental Retirement Plans
     Effective December 26, 2005, the Board of Directors of Marsh Supermarkets, Inc. (the “Company”) approved the Third Amendment (the “Third Amendment”) to the Supplemental Retirement Plan of Marsh Supermarkets, Inc. and Subsidiaries, as Amended and Restated as of January 1, 1997 (the “Supplemental Retirement Plan”), and the Second Amendment (the “Second Amendment” and, together with the Third Amendment, the “Amendments”) to the Marsh Supermarkets, Inc. 1999 Senior Executive Supplemental Retirement Plan, effective August 3, 1999 (the “Senior Executive Supplemental Retirement Plan” and, together with the Supplemental Retirement Plan, the “Plans”).
     As discussed in Item 1.02 below, the Amendments provide that, effective December 31, 2005, the Plans will be terminated. The Amendments also provide that, prior to December 31, 2005, each participant under the Plans may elect to receive a reduced benefit payable in equal installments of principal, without interest, on January 9, 2006, June 26, 2006 and January 9, 2007, in full satisfaction of his or her benefits and other interests under the Plans (the “Scheduled Payments”). The reduced benefit reflected in the Scheduled Payments represents the participant’s proportionate share of the amount the Company has accrued as of December 31, 2005, as its liability under the Plans. The Company’s total obligations under the Plans at the end of the Company’s last fiscal year were estimated to be approximately $23.3 million. All of the participants in the Plans have elected to receive the Scheduled Payments. In the event that the Company consummates a transaction that would constitute a Change in Control (as defined in the Plans), the participants will receive all unpaid Scheduled Payments on the consummation date of the transaction. If a participant under the Plans had not elected to receive the Scheduled Payments, he or she would have remained eligible to receive payment of his or her Supplemental Retirement Benefit (as defined in the Plans) without reduction, subject to certain limitations, and the Supplement Retirement Benefit would not have been payable in lump sum upon a Change in Control.
     As of the date of filing this report on Form 8-K, all of the Company’s executive officers who are participants in the Plans, namely Don E. Marsh, David A. Marsh, Jack J. Bayt, P. Lawrence Butt, Douglas W. Dougherty and William L. Marsh, have made the election to receive Scheduled Payments under the Amendments, and three of such officers, Don E. Marsh, P. Lawrence Butt and William L. Marsh, have agreed to amend their employment agreements as summarized below. The aggregate amount of the Scheduled Payments, which will be paid in three equal installments as described above, payable to each of the executive officers listed above is as follows: Don E. Marsh, $7,122,556.36; David A. Marsh, $248,059.79; Jack J. Bayt, $366,459.22; P. Lawrence Butt, $2,185,648.74; Douglas W. Dougherty, $2,463,453.86; and William L. Marsh, $2,299,674.21.
     The foregoing description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10 (as) hereto and is incorporated herein by reference, and the full text of the Second Amendment, which is filed as Exhibit 10 (at) hereto and is incorporated herein by reference.

     Amendment of Employment Agreements
     On December 29, 2005, the Company and each of Don E. Marsh, Chairman of the Board and Chief Executive Officer of the Company, P. Lawrence Butt, Senior Vice President, Counsel and Secretary of the Company, and William L. Marsh, Senior Vice President—Property Management of the Company, agreed to amend certain provisions of the respective Employment Agreement, dated as of August 3, 1999, by and between the Company and each such executive officer (individually, the “Amendment to Employment Agreement” or collectively, the “Amendments to Employment Agreements”).
     The Amendments to Employment Agreements entered into with Messrs. Don Marsh, Butt and William Marsh are in substantially the same form. Each Amendment to Employment Agreement provides that (i) the period during which such executive officer would be paid a Salary Continuation Benefit (as defined in the Employment Agreement) in the event of a termination of his employment is reduced from five (5) years to three (3) years, and (ii) no payment or distribution by the Company to such executive officer under his Employment Agreement, including any Salary Continuation Benefit, will be paid that would be subject to the excise tax or denial of deduction imposed by Sections 280G and 4999 of the Internal Revenue Code.
     The foregoing description of the Amendments to Employment Agreements is not complete and is qualified in its entirety by reference to the full text of the Amendment to Employment Agreement with Mr. Don Marsh, which is filed as Exhibit 10 (au) hereto and is incorporated herein by reference, the full text of the Amendment to Employment Agreement with Mr. Butt, which is filed as Exhibit 10 (av) hereto and is incorporated herein by reference, and the full text of the Amendment to Employment Agreement with Mr. William Marsh, which is filed as Exhibit 10 (aw) hereto and is incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     Effective December 31, 2005, the Company will terminate the Plans. The Plans are supplemental benefit plans designed to provide certain members of management, senior executive employees and other highly compensated employees of the Company or its wholly-owned subsidiaries certain retirement benefits in excess of the benefits payable under the Employees’ Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries. In connection with the termination of the Plans, all of the participants in the Plans have elected to receive the Scheduled Payments.

Item 9.01. Financial Statements and Exhibits.
Exhibits:

Exhibit No.	Description
Exhibit 10 (as)	Third Amendment to the Supplemental Retirement Plan of Marsh Supermarkets, Inc. and Subsidiaries, as Amended and Restated as of January 1, 1997

Exhibit 10 (at)	Second Amendment to the Marsh Supermarkets, Inc. 1999 Senior Executive Supplemental Retirement Plan

Exhibit 10 (au)	Amendment to Employment Agreement, by and between the Company and Don E. Marsh, dated as of December 29, 2005

Exhibit 10 (av)	Amendment to Employment Agreement, by and between the Company and P. Lawrence Butt, dated as of December 29, 2005

Exhibit 10 (aw)	Amendment to Employment Agreement, by and between the Company and William L. Marsh, dated as of December 29, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 30, 2005

MARSH SUPERMARKETS, INC.
By:	/s/ P. LAWRENCE BUTT
	Name:	P. Lawrence Butt
	Title:	Senior Vice President, Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 10 (as)	Third Amendment to the Supplemental Retirement Plan of Marsh Supermarkets, Inc. and Subsidiaries, as Amended and Restated as of January 1, 1997

Exhibit 10 (at)	Second Amendment to the Marsh Supermarkets, Inc. 1999 Senior Executive Supplemental Retirement Plan

Exhibit 10 (au)	Amendment to Employment Agreement, by and between the Company and Don E. Marsh, dated as of December 29, 2005

Exhibit 10 (av)	Amendment to Employment Agreement, by and between the Company and P. Lawrence Butt, dated as of December 29, 2005

Exhibit 10 (aw)	Amendment to Employment Agreement, by and between the Company and William L. Marsh, dated as of December 29, 2005